                                                             Ex. 99.(b)(10)(b)



                                    CONSENT
                                    -------


          We hereby consent to the use of our name under the caption "Miscellaneous-Counsel" in the Statement of Additional Information of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The RBB Fund, Inc. (Registration No. 33-20827) filed under the Securities Act of 1933 and Amendment No. 44 under the Investment Company Act of 1940.



                                   /s/ Ballard Spahr Andrews & Ingersoll
                                   -------------------------------------
                                   Ballard Spahr Andrews & Ingersoll

December 5, 1996